                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):  February 6, 1998


                   Burlington Northern Santa Fe Corporation
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
               (State or Other Jurisdiction of Incorporation)


         1-11535                                           41-1804964
(Commission File Number)                               (I.R.S. Employer
                                                       Identification No.)


               2650 Lou Menk Drive, Fort Worth, Texas  76131-2830
             (Address of Principal Executive Offices)  (Zip Code)


                                (817) 333-2000
             (Registrant's Telephone Number, Including Area Code)


                               (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report)

                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   OTHER EVENTS.

     Burlington Northern Santa Fe Corporation's Consolidated Financial Highlights, Management's Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements and footnotes thereon, and Report of Management and Report of Independent Accountants dated February 6, 1998, with respect thereto, from its 1997 Annual Report to Shareholders are attached as Exhibit 13.1 and are hereby incorporated by reference.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BURLINGTON NORTHERN SANTA FE CORPORATION
                                      (Registrant)



Date:  March 16, 1998                 By:   /s/  Thomas N. Hund
                                            _________________________________
                                           (Signature)
                                           Thomas N. Hund
                                           Vice President and Controller



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                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number      Description of Exhibit
------      ----------------------

13.1 Burlington Northern Santa Fe Corporation 1997 Annual Report to Shareholders (pages 1, and 13-39, only).

13.2        Report of Independent Accountants of Coopers & Lybrand L.L.P.

23.1        Consent of Coopers & Lybrand L.L.P.

23.2        Consent of Price Waterhouse LLP